Exhibit 10.150

 Execution Copy

AMENDMENT NO. 1 TO UNSECURED DELAYED DRAW PROMISSORY NOTE

This Amendment No. 1 to Unsecured Delayed Draw Promissory Note (the "Amendment") is made as of this 30th day of December, 2016, by and between TWINLAB CONSOLIDATED HOLDINGS, INC., a Nevada corporation ("Maker"), and GOLISANO HOLDINGS LLC, a New York limited liability company ("Holder").

WHEREAS, the Maker is indebted to the Holder under a certain Unsecured Delayed Draw Promissory Note in the principal amount of Four Million Seven Hundred Sixty-Nine Thousand Nine Hundred Ninety-Six Dollars ($4,769,996) dated July 21, 2016, (the "Note"); and

WHEREAS, the Borrower and the Holder have agreed to amend the Note in accordance with this Amendment.

NOW, THEREFORE, the parties hereto agree as follows:

1.     Section 3.11 of the Note is hereby restated in its entirety to read as follows:

3.11     Pari Passu Notes. Maker and Holder acknowledge and agree the payment of all or any portion of the outstanding principal amount of this Note and all interest hereon shall be pari passu in right of payment and in all other respects to all principal, interest or other payments due under that (a) certain Unsecured Promissory Note, dated as of January 28, 2016, as amended by Amendment No. 1 dated as of March 31, 2016, Amendment No. 2 dated as of April 5, 2016 and Amendment No. 3 dated as of July 21, 2016 in the original principal amount of $2,500,000 issued by Maker to Holder (the "First Holder Note") and that certain Unsecured Promissory Note, dated as of March 21, 2016, as amended by Amendment No. 1 dated as of April 5, 2016 and Amendment No. 2 dated as of July 21, 2016 in the original principal amount of $7,000,000 issued by Maker to Holder (the "Second Holder Note"), that certain Delayed Draw Unsecured Promissory Note, dated as of July 21, 2016 in the original principal amount of $4,769,996 issued by Maker to Holder (the “Third Holder Note”, and collectively with the First Holder Note, Second Holder Note and the Third Holder Note, the “Holder Notes”), (b) that certain Unsecured Promissory Note, dated as of January 28, 2016 as amended by Amendment No. 1 dated as of March 31, 2016, Amendment No. 2 dated as of April 5, 2016 and Amendment No. 3 dated as of July 21, 2016 (the "First Great Harbor Note"), in the original principal amount of $2,500,000 issued by Maker to Great Harbor and, that certain Unsecured Promissory Note, dated as of March 21, 2016, as amended by Amendment No. 1 dated as of April 5, 2016 and Amendment No. 2 dated as of July 21, 2016 in the original principal amount of $7,000,000 issued by Maker to Great Harbor (the "Second Great Harbor Note" and together with the First Great Harbor Note, the “Great Harbor Notes”) and (c) that certain promissory note, dated as of April 5, 2016, in the original principal amount of $500,000 issued by Maker to JL-US (the “JL-US Note”) and (d) that certain Unsecured Delayed Draw Promissory Note dated July 21, 2016 (the "Little Harbor Note") in the original principal amount of $4,769,996 (or such lesser amount as is drawn pursuant to the terms thereof) issued by Maker to Little Harbor. Maker and Holder acknowledge and agree that all payments of principal and interest on all of the Holder Notes, the Great Harbor Notes, the JL-US Note and the Little Harbor Note (collectively, the "Investor Notes") shall all be made pro rata with respect to each such Investor Note based on the unpaid principal balance under all Investor Notes. I If Holder receives any payment or other amount with respect to this Note and the other Holder Notes in excess of that which it is entitled to under this Section 3.11, it shall, and shall be deemed to, hold such excess amount in trust for the benefit of Great Harbor, Little Harbor and JL-US to the extent each is entitled thereto and shall pay such excess amount over to Great Harbor, Little Harbor and/or JL-US, as applicable, as promptly as practicable. Maker and Holder hereby agree that Great Harbor, Little Harbor and JL-US are each an express third party beneficiary of this Section 3.11 and it shall not be amended or modified without the express written consent of Great Harbor, Little Harbor and JL-US.

Amendment No. 1 to Unsecured Delayed Draw Promissory Note (Golisano Holdings)

2.     Except as expressly amended hereby, all terms and conditions of the Note shall remain in full force and effect.

3.     Upon the effectiveness of this Amendment, each reference in the Note to "the Note," "this Note," "hereunder," "hereof," "herein," or words of similar import shall mean and be a reference to the Note, as amended by this Amendment.

4.     This Amendment constitutes the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior negotiations, understandings, and agreements between such parties with respect to the subject matter hereof. To the extent of any conflict between the terms and conditions of this Amendment and the Note, the terms and conditions of this Amendment shall govern.

5.     This Amendment may be executed in one or more counterparts, including by means of facsimile and/or portable document format, each of which shall be an original and all of which shall together constitute one and the same document.

[SIGNATURE PAGE FOLLOWS]

 Execution Copy

IN WITNESS WHEREOF, Maker and Holder have executed this Amendment as of the date first above written.

TWINLAB CONSOLIDATED HOLDINGS, INC. By: /s/ Naomi Whittel Name: Naomi Whittel Title: Chief Executive Officer GOLISANO HOLDINGS LLC By: /s/ B. Thomas Golisano B. Thomas Golisano Title: Member

The undersigned hereby consent to this Amendment No. 1 to Unsecured Promissory Note.

GREAT HARBOR CAPITAL, LLC

/s/ Mark J. Bugge______________

Mark J. Bugge

Title: Secretary

JL-Utah Sub, LLC

/s/ Jonathan B. Rubini__________________

Jonathan B. Rubini

Title: Managing Member

Amendment No. 1 to Unsecured Delayed Draw Promissory Note (Golisano Holdings)